SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

MUTUAL OF AMERICA INVESTMENT CORPORATION

DATED AS OF JUNE 17, 2022

Effective on June 13, 2022, Christopher Malfant joined Mutual of America Capital Management (the “Adviser”) as Executive Vice President, Director of Fixed Income of the Adviser and a Portfolio Manager of the Mid-Term Bond Fund, Bond Fund, and the fixed income portion of the Composite Fund.

The following disclosure is added to page 32 under the sub-heading Portfolio Manager Compensation – Adviser.

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Christopher Malfant	Executive Vice President, Fixed Income	Bond Fund Fixed Income (Composite Fund) Mid-Term Bond Fund	Bloomberg U.S. Aggregate Bond Bloomberg U.S. Aggregate Bond Bloomberg Intermediate U.S. Government/Credit Bond

The following disclosure is added to page 34 under the sub-heading Other Information – Adviser.

Christopher Malfant — Executive Vice President and Portfolio Manager

• Length of Service:	First year at Adviser, 15 years investment experience

• Role:	Sets fixed income strategy and manages the Investment Corporation Bond Fund, Mid-Term Bond Fund and the fixed income portion of the Composite Fund, and manages the Variable Insurance Portfolios Bond Portfolio and Mid-Term Bond Portfolio

• Education:	Undergraduate, Duke University; MBA, University of Chicago Booth School of Business